Allstate Life Insurance Company of New York
                          Separate Account Resolutions


1} Resolutions adopted by unanimous written consent of the BOD on August 1, 1996
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 VARIABLE LIFE AUTHORITY FILING

             WHEREAS, the Corporation intends to issue variable life contracts in jurisdictions which require that the Corporation adopt, by formal action of the Board of Directors, written statements specifying the Corporation's Standards of Suitability and Standards of Conduct with regard to the issuance and sale of such variable life contracts.

             RESOLVED, that the Corporation, its officers, directors, employees, agents or affiliates thereof, shall not make any recommendation to an applicant to purchase a variable life insurance policy and no variable life insurance policy shall be issued in the absence of reasonable grounds to believe that the purchase of such policy is not unsuitable for such applicant on the basis of information furnished after reasonable inquiry of such applicant concerning the applicant's insurance and investment objectives, financial situation and needs, and any other information known to the insurer or agent making the recommendation and that no recommendation shall be made to an applicant to purchase a variable life insurance policy until the applicant has been provided with a reasonably accurate, explicit and comprehensive explanation of the product, including any oral explanation by an insurer, agent, or broker and delivery of appropriate materials.

             FURTHER RESOLVED, that the Corporation, its officers, directors, employees, agents or affiliates thereof, unless otherwise approved in writing by the Department of Insurance Commissioner in advance of the transaction, with respect to variable life insurance separate accounts and variable life insurance operations, shall not sell to or purchase from any such separate account established by the Corporation any securities or other property other than variable life insurance policies; purchase or allow to be purchased for any such separate account, any securities of which the insurer or an affiliate is the insurer; accept any compensation, other than a regular salary or wages from the Corporation or any affiliate for the sale or purchase of securities to or from the Corporation or any affiliate for the sale or purchase of securities to or from any such separate account.

             FURTHER RESOLVED, that the Corporation, its officers, directors, employees, agents or any affiliate shall not engage in any joint transaction, participation or common undertaking whereby such insurer or an affiliate participates with such separate account in any transaction in which an insurer or any of its affiliates obtains an advantage in the price or quality of the item purchased, in the services received, or in the cost of such service and the insurer or any of its affiliates is disadvantaged in any of these respects by the same transaction. Nor shall the insurer or any of its affiliates borrow money or securities from any such separate account other than under a policy loan provision.

AIM VARIABLE LIFE SEPARATE ACCOUNT A

              RESOLVED, That the Corporation, pursuant to the provisions of
Section 4240 of the New York Insurance Code, hereby establishes a separate account designated Allstate Life of New York AIM Variable Life Separate Account A, (hereafter "Separate Account A") for the following use and purposes, and subject to such conditions as hereinafter set forth.

             FURTHER RESOLVED, That Separate Account A shall be established for the purpose of providing for the issuance by the Corporation of such variable life or such other contracts ("Contracts") as the Chairman of the Board or his designated representative may designate for such purpose and shall constitute a separate account into which are allocated amounts paid to or held by the Corporation under such Contracts.

             FURTHER RESOLVED, That the income, gains and losses, whether or not realized, from assets allocated to Separate Account A shall, in accordance with Contracts, be credited to or charged against such account without regard to other income, gains, or losses of the Corporation.

             FURTHER RESOLVED, That the fundamental investment policy of Separate Account A shall be to invest or reinvest the assets of Separate Account A in securities issued by investment companies registered under the Investment Company Act of 1940, as amended, as the Chairman of the Board or his designated representative may designate pursuant to the provisions of the Contracts.

             FURTHER RESOLVED, That multiple investment divisions be, and hereby are, established within Separate Account A to which net payments under the Contracts will be allocated in accordance with instructions received from contractholders, and that the Chairman of the Board or his designated representative be, and hereby is, authorized to increase or decrease the number of investment divisions in Separate Account A as deemed necessary or appropriate.

             FURTHER RESOLVED, That each such investment division shall invest only in the shares of a single mutual fund or a single mutual fund portfolio of an investment Corporation organized as a series fund pursuant to the Investment Company Act of 1940.

             FURTHER RESOLVED, That the Chairman of the Board, President and Treasurer be, and they hereby are, authorized to deposit such amount in Separate Account A or in each investment division thereof as may be necessary or appropriate to facilitate the commencement of the Separate Account A's operations.

             FURTHER RESOLVED, That the Chairman of the Board of the Corporation or his designated representative be, and hereby is, authorized to change the designation of Separate Account A to such other designation as the Chairman of the Board may deem necessary or appropriate.



             FURTHER RESOLVED, That the appropriate officers of the Corporation, with such assistance from the Corporation's auditors, legal counsel and independent consultants or others as they may require, be, and they hereby are, authorized and directed to take all action necessary to: (a) register Separate Account A as a unit investment trust under the Investment Company Act of 1940, as amended; (b) register the Contracts in such amounts, which may be an indefinite amount, as the officers of the Corporation shall from time to time deem appropriate under the Securities Act of 1933; and (c) take all other actions which are necessary in connection with the offering of said Contracts for sale and the operation of Separate Account A in order to comply with Investment Company Act of 1940, the Securities Exchange Act of 1934, the Securities Act of 1933, and other applicable federal laws, including the filing of any amendments to registration statements, any undertakings, and any applications for exemptions from the Investment Company Act of 1940 or other applicable federal laws as the officers of the Corporation shall deem necessary or appropriate.

             FURTHER RESOLVED, That the appropriate officers of the Corporation be, and they hereby are, authorized on behalf of Separate Account A and on behalf of the Corporation to take any and all action that they may deem necessary or advisable in order to sell the Contracts, including any registrations, filings and qualifications of the Corporation, its officers, agents and employees, and the Contracts under the insurance and securities laws of any of the states of the United States of America or other jurisdictions, and in connection therewith, to prepare, execute, deliver and file all such applications, reports, covenants, resolutions, applications for exemptions, consents to service of process and other papers and instruments as may be required under such laws, and to take any and all further action which said officers or counsel of the Corporation may deem necessary or desirable (including entering into whatever agreements and contracts may be necessary) in order to maintain such registrations or qualifications for as long as said officers or counsel deem them to be in the best interests of Separate Account A and the Corporation.

             FURTHER RESOLVED, That the General Counsel for the Corporation be, and hereby is, authorized in the names and on behalf of Separate Account A and the Corporation to execute and file irrevocable written consents on the part of Separate Account A and of the Corporation to be used in such states wherein such consents to service of process may be requisite under the insurance or securities laws therein in connection with said registration or qualification of Contracts and to appoint the appropriate state official, or such other person as may be allowed by said insurance or securities laws, agent of Separate Account A and of the Corporation for the purpose of receiving and accepting process.

             FURTHER RESOLVED, That the Chairman of the Board of the Corporation or his designated representative be, and hereby is, authorized to establish criteria by which the Corporation shall institute procedures to provide for a pass-through of voting rights to the owners of such Contracts as required by the applicable laws with respect to securities owned by Separate Account A.

             FURTHER RESOLVED, That the Chairman of the Board of the Corporation or his designated representative is hereby authorized to execute such agreement or agreements on such terms and subject to such modifications as deemed necessary or appropriate (i) with a qualified entity that will be appointed principal underwriter and distributor for the Contracts and (ii) with one or more qualified banks or other qualified entities to provide administrative and/or custodial services in connection with the establishment and maintenance of Separate Account A and the design, issuance, and administration of the Contracts.

             FURTHER RESOLVED, That since it is expected that Separate Account A will invest in the securities issued by one or more investment companies, the appropriate officers of the Corporation are hereby authorized to execute whatever agreement or agreements as may be necessary or appropriate to enable such investments to be made.

             FURTHER RESOLVED, That the appropriate officers of the Corporation, and each of them, are hereby authorized to execute and deliver all such documents and papers and to do or cause to be done all such acts and things as they may deem necessary or desirable to carry out the foregoing resolutions and the intent and purposes thereof.

PROVIDER VARIABLE LIFE SEPARATE ACCOUNT A

              RESOLVED, That the Corporation, pursuant to the provisions of
Section 4240 of the New York Insurance Code, hereby establishes a separate account designated Allstate Life of New York Provider Variable Life Separate Account A, (hereafter "Separate Account A") for the following use and purposes, and subject to such conditions as hereinafter set forth.

             FURTHER RESOLVED, That Separate Account A shall be established for the purpose of providing for the issuance by the Corporation of such variable life or such other contracts ("Contracts") as the Chairman of the Board or his designated representative may designate for such purpose and shall constitute a separate account into which are allocated amounts paid to or held by the Corporation under such Contracts.

             FURTHER RESOLVED, That the income, gains and losses, whether or not realized, from assets allocated to Separate Account A shall, in accordance with Contracts, be credited to or charged against such account without regard to other income, gains, or losses of the Corporation.

             FURTHER RESOLVED, That the fundamental investment policy of Separate Account A shall be to invest or reinvest the assets of Separate Account A in securities issued by investment companies registered under the Investment Company Act of 1940, as amended, as the Chairman of the Board or his designated representative may designate pursuant to the provisions of the Contracts.

             FURTHER RESOLVED, That multiple investment divisions be, and hereby are, established within Separate Account A to which net payments under the Contracts will be allocated in accordance with instructions received from contractholders, and that the Chairman of the Board or his designated representative be, and hereby is, authorized to increase or decrease the number of investment divisions in Separate Account A as deemed necessary or appropriate.

             FURTHER RESOLVED, That each such investment division shall invest only in the shares of a single mutual fund or a single mutual fund portfolio of an investment Corporation organized as a series fund pursuant to the Investment Company Act of 1940.

             FURTHER RESOLVED, That the Chairman of the Board, President and Treasurer be, and they hereby are, authorized to deposit such amount in Separate Account A or in each investment division thereof as may be necessary or appropriate to facilitate the commencement of the Separate Account A's operations.

             FURTHER RESOLVED, That the Chairman of the Board of the Corporation or his designated representative be, and hereby is, authorized to change the designation of Separate Account A to such other designation as the Chairman of the Board may deem necessary or appropriate.

             FURTHER RESOLVED, That the appropriate officers of the Corporation, with such assistance from the Corporation's auditors, legal counsel and independent consultants or others as they may require, be, and they hereby are, authorized and directed to take all action necessary to: (a) register Separate Account A as a unit investment trust under the Investment Company Act of 1940, as amended; (b) register the Contracts in such amounts, which may be an indefinite amount, as the officers of the Corporation shall from time to time deem appropriate under the Securities Act of 1933; and (c) take all other actions which are necessary in connection with the offering of said Contracts for sale and the operation of Separate Account A in order to comply with Investment Company Act of 1940, the Securities Exchange Act of 1934, the Securities Act of 1933, and other applicable federal laws, including the filing of any amendments to registration statements, any undertakings, and any applications for exemptions from the Investment Company Act of 1940 or other applicable federal laws as the officers of the Corporation shall deem necessary or appropriate.

             FURTHER RESOLVED, That the appropriate officers of the Corporation be, and they hereby are, authorized on behalf of Separate Account A and on behalf of the Corporation to take any and all action that they may deem necessary or advisable in order to sell the Contracts, including any registrations, filings and qualifications of the Corporation, its officers, agents and employees, and the Contracts under the insurance and securities laws of any of the states of the United States of America or other jurisdictions, and in connection therewith, to prepare, execute, deliver and file all such applications, reports, covenants, resolutions, applications for exemptions, consents to service of process and other papers and instruments as may be required under such laws, and to take any and all further action which said officers or counsel of the Corporation may deem necessary or desirable (including entering into whatever agreements and contracts may be necessary) in order to maintain such registrations or qualifications for as long as said officers or counsel deem them to be in the best interests of Separate Account A and the Corporation.

             FURTHER RESOLVED, That the General Counsel for the Corporation be, and hereby is, authorized in the names and on behalf of Separate Account A and the Corporation to execute and file irrevocable written consents on the part of Separate Account A and of the Corporation to be used in such states wherein such consents to service of process may be requisite under the insurance or securities laws therein in connection with said registration or qualification of Contracts and to appoint the appropriate state official, or such other person as may be allowed by said insurance or securities laws, agent of Separate Account A and of the Corporation for the purpose of receiving and accepting process.

             FURTHER RESOLVED, That the Chairman of the Board of the Corporation or his designated representative be, and hereby is, authorized to establish criteria by which the Corporation shall institute procedures to provide for a pass-through of voting rights to the owners of such Contracts as required by the applicable laws with respect to securities owned by Separate Account A.

             FURTHER RESOLVED, That the Chairman of the Board of the Corporation or his designated representative is hereby authorized to execute such agreement or agreements on such terms and subject to such modifications as deemed necessary or appropriate (i) with a qualified entity that will be appointed principal underwriter and distributor for the Contracts and (ii) with one or more qualified banks or other qualified entities to provide administrative and/or custodial services in connection with the establishment and maintenance of Separate Account A and the design, issuance, and administration of the Contracts.

             FURTHER RESOLVED, That since it is expected that Separate Account A will invest in the securities issued by one or more investment companies, the appropriate officers of the Corporation are hereby authorized to execute whatever agreement or agreements as may be necessary or appropriate to enable such investments to be made.

             FURTHER RESOLVED, That the appropriate officers of the Corporation, and each of them, are hereby authorized to execute and deliver all such documents and papers and to do or cause to be done all such acts and things as they may deem necessary or desirable to carry out the foregoing resolutions and the intent and purposes thereof.

VARIABLE LIFE SEPARATE ACCOUNT A

              RESOLVED, That the Corporation, pursuant to the provisions of
Section 4240 of the New York Insurance Code, hereby establishes a separate account designated Allstate Life of New York Variable Life Separate Account A, (hereafter "Separate Account A") for the following use and purposes, and subject to such conditions as hereinafter set forth.

             FURTHER RESOLVED, That Separate Account A shall be established for the purpose of providing for the issuance by the Corporation of such variable life or such other contracts ("Contracts") as the Chairman of the Board or his designated representative may designate for such purpose and shall constitute a separate account into which are allocated amounts paid to or held by the Corporation under such Contracts.

             FURTHER RESOLVED, That the income, gains and losses, whether or not realized, from assets allocated to Separate Account A shall, in accordance with Contracts, be credited to or charged against such account without regard to other income, gains, or losses of the Corporation.

             FURTHER RESOLVED, That the fundamental investment policy of Separate Account A shall be to invest or reinvest the assets of Separate Account A in securities issued by investment companies registered under the Investment Company Act of 1940, as amended, as the Corporation may designate pursuant to the provisions of the Contracts.

             FURTHER RESOLVED, That multiple investment divisions be, and hereby are, established within Separate Account A to which net payments under the Contracts will be allocated in accordance with instructions received from contractholders, and that the Chairman of the Board or his designated representative be, and hereby is, authorized to increase or decrease the number of investment divisions in Separate Account A as deemed necessary or appropriate.

             FURTHER RESOLVED, That each such investment division shall invest only in the shares of a single mutual fund or a single mutual fund portfolio of an investment Corporation organized as a series fund pursuant to the Investment Company Act of 1940.

             FURTHER RESOLVED, That the Chairman of the Board, President and Treasurer be, and they hereby are, authorized to deposit such amount in Separate Account A or in each investment division thereof as may be necessary or appropriate to facilitate the commencement of the Separate Account A's operations.

             FURTHER RESOLVED, That the Chairman of the Board of the Corporation or his designated representative be, and hereby is, authorized to change the designation of Separate Account A to such other designation as the Chairman of the Board may deem necessary or appropriate.

             FURTHER RESOLVED, That the appropriate officers of the Corporation, with such assistance from the Corporation's auditors, legal counsel and independent consultants or others as they may require, be, and they hereby are, authorized and directed to take all action necessary to: (a) register Separate Account A as a unit investment trust under the Investment Company Act of 1940, as amended; (b) register the Contracts in such amounts, which may be an indefinite amount, as the officers of the Corporation shall from time to time deem appropriate under the Securities Act of 1933; and (c) take all other actions which are necessary in connection with the offering of said Contracts for sale and the operation of Separate Account A in order to comply with the Investment Company Act of 1940, the Securities Exchange Act of 1934, the Securities Act of 1933, and other applicable federal laws, including the filing of any amendments to registration statements, any undertakings, and any applications for exemptions from the Investment Company Act of 1940 or other applicable federal laws as the officers of the Corporation shall deem necessary or appropriate.

             FURTHER RESOLVED, That the appropriate officers of the Corporation be, and they hereby are, authorized on behalf of Separate Account A and on behalf of the Corporation to take any and all action that they may deem necessary or advisable in order to sell the Contracts, including any registrations, filings and qualifications of the Corporation, its officers, agents and employees, and the Contracts under the insurance and securities laws of any of the states of the United States of America or other jurisdictions, and in connection therewith, to prepare, execute, deliver and file all such applications, reports, covenants, resolutions, applications for exemptions, consents to service of process and other papers and instruments as may be required under such laws, and to take any and all further action which said officers or counsel of the Corporation may deem necessary or desirable (including entering into whatever agreements and contracts may be necessary) in order to maintain such registrations or qualifications for as long as said officers or counsel deem them to be in the best interests of Separate Account A and the Corporation.

             FURTHER RESOLVED, That the General Counsel for the Corporation be, and hereby is, authorized in the names and on behalf of Separate Account A and the Corporation to execute and file irrevocable written consents on the part of Separate Account A and of the Corporation to be used in such states wherein such consents to service of process may be requisite under the insurance or securities laws therein in connection with said registration or qualification of Contracts and to appoint the appropriate state official, or such other person as may be allowed by said insurance or securities laws, agent of Separate Account A and of the Corporation for the purpose of receiving and accepting process.

             FURTHER RESOLVED, That the Chairman of the Board of the Corporation or his designated representative be, and hereby is, authorized to establish criteria by which the Corporation shall institute procedures to provide for a pass-through of voting rights to the owners of such Contracts as required by the applicable laws with respect to securities owned by Separate Account A.

             FURTHER RESOLVED, That the Chairman of the Board of the Corporation or his designated representative is hereby authorized to execute such agreement or agreements on such terms and subject to such modifications as deemed necessary or appropriate (i) with a qualified entity that will be appointed principal underwriter and distributor for the Contracts and (ii) with one or more qualified banks or other qualified entities to provide administrative and/or custodial services in connection with the establishment and maintenance of Separate Account A and the design, issuance, and administration of the Contracts.

             FURTHER RESOLVED, That since it is expected that Separate Account A will invest in the securities issued by one or more investment companies, the appropriate officers of the Corporation are hereby authorized to execute whatever agreement or agreements as may be necessary or appropriate to enable such investments to be made.

             FURTHER RESOLVED, That the appropriate officers of the Corporation, and each of them, are hereby authorized to execute and deliver all such documents and papers and to do or cause to be done all such acts and things as they may deem necessary or desirable to carry out the foregoing resolutions and the intent and purposes thereof.







2}  Resolutions adopted by unanimous written consent of the BOD on
    December 22, 1995
    ----------------------------------------------------------------------------

SEPARATE ACCOUNT A

             RESOLVED, that the Company, pursuant to the provisions of Section 4240 of the New York Insurance Code, hereby establishes a separate account designated as the Allstate Life of New York Separate Account A ("hereinafter Separate Account A") for the following use and purposes, and subject to such conditions as hereinafter set forth.

             FURTHER RESOLVED, that Separate Account A shall be established for the purpose of providing for the issuance by the Company of flexible premium deferred variable annuity contracts with market value adjustment features or such other contracts ("Contracts") as the President or a designated officer may designate for such purpose and shall constitute a separate account into which are allocated amounts paid to or held by the Company under such Contracts; and

             FURTHER RESOLVED, that the income, gains and losses, whether or not realized, from assets allocated to Separate Account A, in accordance with the Contracts, will be credited to or charged against such account without regard to other income, gains or losses of the Company; and

             FURTHER RESOLVED, that multiple sub-account investment divisions be, and hereby are, established within Separate Account A to which net payments under the Contracts will be allocated in accordance with the terms of the Contracts issued, and that the President or a designated officer be, and hereby is, authorized to increase or decrease the number of investment divisions as deemed necessary or appropriate; and

             FURTHER RESOLVED, that the President or a designated officer and Treasurer be, and they hereby are, authorized to deposit such amount in Separate Account A or in each investment division thereof as may be necessary or appropriate to facilitate the commencement of the Account's operations; and

             FURTHER RESOLVED, that the President of the Company or a designated officer be, and is hereby, authorized to change the designation of Separate Account A to such other designation as it may deem necessary or appropriate; and

             FURTHER RESOLVED, that the appropriate officers of the Company, be, and they hereby are, authorized on behalf of Separate Account A and on behalf of the Company to take any and all action that they may deem necessary or advisable in order to sell the Contracts, including any filings and qualifications of the Company, its officers, agents and employees, and the Contracts under the insurance laws of any of the states of the United States of America or other jurisdictions, and in connection therewith, to prepare, execute, deliver and file all such applications, reports, covenants, resolutions, applications for exemptions, consents to service of process and other papers and instruments as may be required under such laws, and to take any and all further action which said officers or counsel of the Company may deem necessary or desirable (including entering into whatever agreements and contracts may be necessary) in order to maintain such qualifications for as long as said officers or counsel deem them to be in the best interests of Separate Account A and the Company; and

             FURTHER RESOLVED, that the appropriate officers of the Company, with such assistance from the Company's auditors, legal counsel and independent consultants or others as they may require, be, and they hereby are, authorized and directed to take all action necessary to: (a) register Separate Account A as a unit investment trust under the Investment Company Act of 1940, as amended;
(b) register the Contracts in such amounts, which may be an indefinite amount, as the officers of the Company shall from time to time deem appropriate under the Securities Act of 1933; and (c) take all other actions which are necessary in connection with the offering of said Contracts for sale and the operation of Separate Account A in order to comply with the Investment Company Act of 1940, the Securities Exchange Act of 1934, the Securities Act of 1933, and other applicable federal laws, including the filing of any amendments to registration statements, any undertakings, and any applications for exemptions from the Investment Company Act of 1940 or other applicable federal laws as the officers of the Company shall deem necessary or appropriate; and

             FURTHER RESOLVED, that the President and the General Counsel, and either of them with full power to act without the other, hereby are severally authorized and empowered to prepare, execute and cause to be filed with the Securities and Exchange Commission on behalf of Separate Account A and by the Company as sponsor and depositor, a Form of Notification of Registration on Form N-8A, a Registration Statement registering Separate Account A as an investment company under the Investment Company Act of 1940, and a Registration Statement under the Securities Act of 1933; and

             FURTHER RESOLVED, that the President of the Company or a designated officer is hereby authorized to execute agreements, on such terms and subject to such modifications as deemed necessary, with qualified banks or other qualified entities to provide administrative and/or custodial services in connection with the establishment and maintenance of Separate Account A; and

             FURTHER RESOLVED, that since it is expected that Separate Account A will invest in securities issued by one or more investment companies, the appropriate officers of the Company are hereby authorized to execute whatever agreement or agreements as may be necessary or appropriate to enable such investments to be made; and

         FURTHER RESOLVED, that the appropriate officers of the Company, and each of them, are hereby authorized to execute and deliver all such documents and papers and to do or cause to be done all such acts and things as they may deem necessary or desirable to carry out the foregoing resolutions and the intent and purposes thereof.